                                                                    EXHIBIT 10.5


                                INTERVIDEO, INC.




                              AMENDED AND RESTATED

                           INVESTORS RIGHTS AGREEMENT










                                  July 2, 1999

                                INTERVIDEO, INC.

                 AMENDED AND RESTATED INVESTORS RIGHTS AGREEMENT

                                TABLE OF CONTENTS

1.      CERTAIN DEFINITIONS ...............................................    1
        1.1      "1934 Act" ...............................................    1
        1.2      "Affiliate" ..............................................    1
        1.3      "Commission" .............................................    2
        1.4      "Common Stock" ...........................................    2
        1.5      "Conversion Shares" ......................................    2
        1.6      "Holder" or "Holders" ....................................    2
        1.7      "Preferred Agreement" ....................................    2
        1.8      "Preferred Stock" ........................................    2
        1.9      "Register", "Registered" and "Registration" ..............    2
        1.10     "Registrable Securities" .................................    2
        1.11     "Registration Expenses" ..................................    2
        1.12     "Restricted Securities" ..................................    2
        1.13     "Securities" .............................................    2
        1.14     "Securities Act" .........................................    2
        1.15     "Selling Expenses" .......................................    3

2.      RESTRICTIONS ON TRANSFERABILITY OF SECURITIES;
        COMPLIANCE WITH SECURITIES ACT ....................................    3
        2.1      Restrictions on Transferability ..........................    3
        2.2      Restrictive Legend .......................................    3
        2.3      Notice of Proposed Transfers .............................    3
        2.4      Company Registration .....................................    4
        2.5      S-3 Registrations ........................................    5
        2.6      Expenses of Registration .................................    5
        2.7      Registration Procedures ..................................    6
        2.8      Indemnification ..........................................    6
        2.9      Information by Holder ....................................    7
        2.10     Rule 144 Reporting .......................................    7
        2.11     Assignment of Registration Rights ........................    8
        2.12     Termination of Registration Rights .......................    8
        2.13     "Market Stand-Off" Agreement .............................    8

3.      NEW ISSUANCE RIGHT OF FIRST REFUSAL ...............................    9
        3.1      Right ....................................................    9
        3.2      Notification .............................................    9
        3.3      Waiver ...................................................    9
        3.4      Issuance .................................................   10
        3.5      Excluded Securities ......................................   10
        3.6      Termination ..............................................   10

     3.7    Assignment ...................................................  10

4.   FINANCIAL INFORMATION ...............................................  10
     4.1    Financial Information ........................................  10
     4.2    Operating Plan ...............................................  11
     4.3    Visitation Rights ............................................  11
     4.4    Assignment ...................................................  11
     4.5    Termination ..................................................  11

5.   MISCELLANEOUS .......................................................  12
     5.1    Governing Law ................................................  12
     5.2    Survival .....................................................  12
     5.3    Successors and Assigns .......................................  12
     5.4    Entire Agreement; Amendment ..................................  12
     5.5    Notices, Etc .................................................  12
     5.6    Delay or Omissions ...........................................  12
     5.7    Expenses .....................................................  13
     5.8    Counterparts .................................................  13
     5.9    Severability .................................................  13

EXHIBIT A

     PREFERRED INVESTORS .................................................  14

                                INTERVIDEO, INC.

                 AMENDED AND RESTATED INVESTORS RIGHTS AGREEMENT

         This Amended and Restated Investors Rights Agreement is made as of
July 2, 1999 (the "Agreement") by and among InterVideo, Inc., a California corporation (the "Company"), and each of the persons listed on Exhibit A to this
                                                               ---------
Agreement (the "Investors" or the "Holders").

                                    RECITALS
                                    --------

         A. The Company and certain of the Investors (the "Existing Holders") have previously entered into an Investors Rights Agreement dated as of June 29, 1998 and Amendment No.1 to the Investors Rights Agreement dated July 29, 1998, providing certain registration and other rights to the Existing Investors (the "Prior Agreement").

         B. The Company desires to sell and issue to certain Investors (the "Additional Investors") and the Additional Investors desire to purchase up to an aggregate of 2,000,000 shares of Series C Preferred Stock (the "Shares") of the Company pursuant to the Preferred Agreement (as defined herein).

         C. To induce the Additional Investors to purchase shares of Series C Preferred Stock of the Company pursuant to the Preferred Agreement, the Company and the Existing Investors desire that the Company grant to the Additional Investors the registration and other rights set forth herein, and further desire to amend and restate the Prior Agreement as set forth below.

         D. The Company and all Investors agree that this Agreement will govern the registration and other rights of all Investors.

         In consideration of the foregoing and the promises and covenants contained herein, the parties agree as follows:

                                   SECTION 1

                               CERTAIN DEFINITIONS
                               -------------------

         As used in this Agreement the following terms shall have the following respective meanings:

         1.1 "1934 Act" shall mean the Securities Exchange Act of 1934, as
              --------
amended, or any similar federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

         1.2  "Affiliate" shall mean any entity who is controlled by, who
               ---------
controls or who is under common control with a person.

         1.3  "Commission" shall mean the Securities and Exchange Commission or
               ----------
any other federal agency at the time administering the Securities Act.

         1.4  "Common Stock" shall mean the Common Stock of the Company.
               ------------

         1.5  "Conversion Shares" means the Common Stock issued or issuable upon
               -----------------
conversion of the Preferred Stock.

         1.6  "Holder" or "Holders" shall mean any person or persons owning or
               -------------------
having the right to acquire Registrable Securities or any assignee thereof in accordance with Section 2 hereof.

         1.7  "Preferred Agreement" shall collectively mean Preferred Stock
               -------------------
Subscription Agreements among the Company and the Investors under such subscription agreements.

         1.8  "Preferred Stock" shall mean shares of the Company's Preferred
               ---------------
Stock issued pursuant to the Preferred Agreement.

         1.9  "Register", "Registered" and "Registration" refer to a
               --------    ----------       ------------
registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

         1.10 "Registrable Securities" shall mean (i) Conversion Shares and (ii)
               ----------------------
any Common Stock issued in respect of, in exchange for or in replacement of the Conversion Shares or other securities issued pursuant to the conversion of the Preferred Stock upon any stock split, stock combination, stock dividend, recapitalization, consolidation or similar event. Securities previously sold to the public pursuant to a registered public offering or Rule 144 of the Securities Act shall cease to be Registrable Securities.

         1.11 "Registration Expenses" shall mean all expenses incurred in
               ---------------------
complying with registrations, filings or qualifications under Sections 2.4 and
2.5 hereof, including, without limitation, all registration, qualification and filing fees, accounting fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, blue sky fees and expenses, the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company and Selling Expenses).

         1.12 "Restricted Securities" shall mean the securities of the Company
               ---------------------
required to bear the legend set forth in Section 2.2 hereof (or any similar legend).

         1.13 "Securities" shall mean (i) the Company's equity or debt
               ----------
securities, (ii) rights, options or warrants to subscribe for, purchase or otherwise acquire any equity or debt security of the Company and (iii) any agreement or commitment to issue any of the foregoing.

         1.14 "Securities Act" shall mean the Securities Act of 1933, as
               --------------
amended, or any similar federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

         1.15 "Selling Expenses" shall mean all underwriting discounts and
               ----------------
selling commissions applicable to the sale and all fees and disbursements of counsel for any Holder.

                                   SECTION 2

                 RESTRICTIONS ON TRANSFERABILITY OF SECURITIES;
                 ----------------------------------------------
                         COMPLIANCE WITH SECURITIES ACT
                         ------------------------------

         2.1  Restrictions on Transferability. The Preferred Stock and the
              -------------------------------
Conversion Shares shall not be transferable except upon the conditions specified in this Section 2, which conditions are intended to ensure compliance with the provisions of the Securities Act, or, in the case of Section 2.13 hereof, to assist in an orderly distribution. Each Investor will cause any proposed transferee of the Preferred Stock and the Conversion Shares held by such Investor to agree to take and hold such securities subject to the provisions and upon the conditions specified in this Section 2 (including the "market stand-off" provisions of Section 2.13).

         2.2  Restrictive Legend. Each certificate representing (i) the
              ------------------
Preferred Stock, (ii) Conversion Shares and (iii) any other securities issued in respect of the Preferred Stock or Conversion Shares or Common Stock issuable upon any stock split, stock combination, stock dividend, recapitalization, consolidation or similar event, shall (unless otherwise permitted by the provisions of Section 2.3 below) be stamped or otherwise imprinted with a legend in substantially the following form (in addition to any legend required under applicable state securities laws):

     THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. SUCH SHARES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT. COPIES OF THE AGREEMENT COVERING THE PURCHASE OF THESE SHARES AND RESTRICTING THEIR TRANSFER MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF THE CORPORATION AT THE PRINCIPAL EXECUTIVE OFFICE.

         2.3  Notice of Proposed Transfers. The holder of each certificate
              ----------------------------
representing Restricted Securities agrees to comply in all respects with the provisions of this Section 2.3. Prior to any proposed transfer of any Restricted Securities (unless there is in effect a registration statement under the Securities Act covering the proposed transfer), the holder thereof shall give written notice to the Company of such holder's intention to effect such transfer. Each such notice shall describe the manner and circumstances of the proposed transfer in sufficient detail, and (except in transactions in compliance with Rule 144) shall be accompanied by either (i) a written opinion of legal counsel who shall be reasonably satisfactory to the Company addressed to the Company and reasonably satisfactory in form and substance to the Company's counsel, to the effect that the proposed transfer of the Restricted Securities may be effected without registration under the Securities Act, or (ii) a "no action" letter from the Commission to the effect that the transfer of such securities without registration will not result in a recommendation by the staff of the Commission that action be taken with respect thereto, whereupon the holder of such Restricted Securities shall be entitled to transfer such Restricted Securities in accordance with the terms of the notice delivered by the holder to the Company. Each certificate evidencing the Restricted Securities transferred pursuant to the above shall bear the legend set forth in Section 2.2 above, except that such certificate shall not bear such restrictive legend, if in the opinion of counsel for the Company, such legend is not required in order to establish compliance with any provisions of the Securities Act.

         2.4  Company Registration.
              --------------------

         (a)  Registration. If at any time or from time to time, the Company
              ------------
shall determine to register any of its securities, either for its own account or the account of a security holder or holders exercising their respective demand registration rights, other than (i) a registration on Form S-8 (or a similar or successor form) relating solely to employee stock option, stock purchase or other benefit plans, or (ii) a registration on Form S-4 (or similar or successor form) relating solely to a Securities and Exchange Commission Rule 145 transaction, the Company will:

              (i)  promptly give to each Holder written notice thereof; and

              (ii) include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made within twenty (20) days after mailing of written notice by the Company, by any Holder or Holders, except as set forth in Section 2.4(b) below.

         (b)  Underwriting. If the registration of which the Company gives
              ------------
notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to Section 2.4(a)(i). In such event the right of any Holder to registration pursuant to Section 2.4 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein.

              All Holders proposing to distribute their securities through such underwriting shall (together with the Company and the other holders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company. Notwithstanding any other provision of this Section 2.5, if the managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the underwriter may limit the number of Registrable Securities to be included in the registration and underwriting, on a pro rata basis based on the total number of securities (including, without limitation, Registrable Securities) entitled to registration pursuant to registration rights granted to the participating Holders by the Company; provided, however, that no such reduction may reduce the number of securities being sold by the Company for its own account. The number of securities includable by any Holder or other person may, in the discretion of the underwriters, be rounded to the nearest one hundred (100) shares. No securities excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration.

         If any Holder disapproves of the terms of any such underwriting, he may elect to withdraw therefrom by written notice to the Company and the underwriter. Any securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.

         If the underwriter has not limited the number of shares to be underwritten for the Company's account and the account of the Holders, the Company may include securities for the account of employees, officers, directors and consultants.

         2.5  S-3 Registrations. If the Company is requested (and qualifies
                  -------------
under applicable SEC rules) to undertake a Form S-3 or equivalent short-form registration, regardless of its designation, and any related qualification or compliance, of its securities by the Holders of Registrable Securities holding in aggregate at least 2% of the Company's Common Stock for an offering estimated to result in aggregate offering proceeds of at least $500,000, net of allowances, discounts, and underwriting expenses, the Company shall promptly give notice of such proposed registration to all Holders of Registrable Securities and the Company shall, as expeditiously as possible, use its best efforts to effect the registration on Form S-3 of the Registerable Securities which the Company has been requested to register (i) in each request and (ii) in any response given within twenty (20) days to a notice from the Company pursuant to this Section 2.5. Notwithstanding the foregoing, however, such registration shall be subject to the following:

         (a) The Company shall not be required to effect more than one such registration pursuant to this Section 2.5 in any 12 month period.

         (b) The Company shall not be required to effect a registration pursuant to this Section 2.5 within one hundred eighty (180) days of the effective date of any registration referred to in Section 2.4.

         The Company may include in the registration under this Section 2.5 any other shares of Common Stock (including issued and outstanding shares of Common Stock as to which the holders thereof have contracted with the Company for "piggyback" registration rights) so long as the inclusion in such registration of such shares will not, in the opinion of the managing underwriter (or in the reasonable opinion of the Company in the event that the offering is not underwritten), interfere with the successful marketing in accordance with the intended method of sale or other disposition of all the shares of Registrable Securities sought to be registered by the Holder or Holders of Registrable Securities pursuant to this Section 2.5. If it is determined as provided above that there will be such interference, the other shares of Common Stock sought to be included by the Company shall be excluded to the extent deemed necessary by the managing underwriter (or the Company if the offering is not underwritten), and all other shares of Common Stock held by other parties shall be excluded before the exclusion of any shares of Registrable Securities held by the Holders who desire to have their shares included in the registration and offering. If, as contemplated above, and after excluding all other shares of Common Stock held by other parties, shares of the Common Stock of the Holders are to be excluded, the number of shares of Common Stock of each participating Holder which are to be excluded shall be proportionate to the number of shares which such party is seeking to register.

         2.6  Expenses of Registration. All Registration Expenses incurred in
              ------------------------
connection with any registration, qualification or compliance pursuant to this
Section 2 shall be borne by the Company; and, unless otherwise stated, all Selling Expenses relating to securities registered by the Holders shall be borne by the Holders of such securities pro rata on the basis of the number of shares so registered.

         2.7  Registration Procedures. In the case of each registration,
              -----------------------
qualification or compliance effected by the Company pursuant to this Section 2, the Company will keep each Holder advised in writing as to the initiation of each registration, qualification and compliance and as to the completion thereof. At its expense the Company will:

         (a) Keep such registration, qualification or compliance effective for a period of one hundred twenty (120) days or until the Holder or Holders have completed the distribution described in the registration statement relating thereto, whichever first occurs; and

         (b) Furnish such number of prospectuses and other documents incident thereto as a Holder from time to time may reasonably request.

         2.8  Indemnification.
              ---------------

         (a) The Company will, and does hereby undertake to, indemnify and hold harmless each Holder, each of its officers, directors and partners, and each person controlling such Holder within the meaning of Section 15 of the Securities Act, with respect to which registration, qualification or compliance has been effected pursuant to this Section 2, and each underwriter, if any, and each person who controls any underwriter within the meaning of Section 15 of the Securities Act, against all expenses, claims, losses, damages and liabilities (or actions in respect thereof), including settlement of any litigation, commenced or threatened, to which they may become subject under the Securities Act, the 1934 Act, or other federal or state law, arising out of or based on compliance with, any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus (preliminary or final), offering circular or other document or amendments thereto, or arising out of or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or arising out of or any violation by the Company of any federal, state or common law rule or regulation applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, and will reimburse each such Holder, each of its officers, directors and partners, and each person controlling such Holder, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with written information furnished to the Company by an instrument executed by such Holder or underwriter expressly for use in connection with such registration.

         (b) Each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify and hold harmless the Company, each of its directors and officers, agents and employees, each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act, and each other such Holder, each of its officers, directors and partners and each person controlling such Holder within the meaning of
Section 15 of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof to which they may become subject) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or amendments thereto, or any omission (or alleged omission) to state therein a material fact required to be stated therein in light of the circumstances in which they were made, or necessary to make the statements therein, not misleading, and will reimburse the Company, such Holders, such directors, officers, persons, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by an instrument executed by such Holder expressly for use in connection with such registration; provided, however, that the obligations of such Holders hereunder shall be limited to an amount equal to the proceeds to each such Holder of Registrable Securities from the sale of such Registrable Securities as contemplated herein.

         (c) Each party entitled to indemnification under this Section 2.8 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall deliver written notice to the Indemnifying Party of commencement thereof. The Indemnifying Party, at its sole option, may participate in or assume the defense of any such claim or any litigation resulting therefrom with counsel reasonably satisfactory to the Indemnified Party, and the Indemnified Party may participate in such defense at Indemnified Party's expense. The failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 2 except to the extent that such failure to give notice shall materially adversely affect the Indemnifying Party in the defense of any such litigation. No Indemnifying Party, in the defense of any such claim or litigation shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term a release from all liability in respect to such claim or litigation by the claimant or plaintiff to such Indemnified Party.

         2.9   Information by Holder. Each Holder of Registrable Securities
               ---------------------
included in any registration shall furnish to the Company such information regarding such Holder and the distribution proposed by such Holder as the Company may reasonably request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Section 2.

         2.10  Rule 144 Reporting. With a view to making available the benefits
               ------------------
of certain rules and regulations of the Commission which may at any time permit the sale of the Restricted Securities to the public without registration, the Company agrees to:

         (a) Register its Common Stock under Section 12(g) of the 1934 Act, as amended, as soon as practicable, but in any event not later than ninety (90) days after the close of the Company's first fiscal year following the effective date of the first registration statement filed by the Company, relating to a public offering other than to employees of the Company under an employee option plan or employee stock purchase plan;

         (b) Make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times after the effective date of the first registration under the Securities Act filed by the Company for an offering of its securities to the general public;

         (c) Will file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the 1934 Act (at any time after it has become subject to such reporting requirements); and

         (d) Furnish to the Holder, so long as Holder owns any Restricted Securities, written notice of the Company's qualification as a registrant, as soon as practicable after the such qualification; the Company further shall furnish forthwith upon request a written statement as to its compliance with the reporting requirements of said Rule 144 (at any time after ninety (90) days after the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), and of its compliance with the Securities Act and the Securities Exchange Act (at any time after it has become subject to such reporting requirements); the Company shall provide forthwith upon written request a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company as Purchaser may reasonably request in availing itself of any rule or regulation of the Commission allowing Purchaser to sell any such securities without registration.

         2.11  Assignment of Registration Rights. The rights to cause the
               ---------------------------------
Company to register securities and related rights granted each Investor under
Section 2 may not be assigned except: (i) to a purchaser of more than 200,000 shares of the Common Stock (as determined in the manner contemplated by Section 3.1(b) below) purchased by an Investor, (ii) to a successor entity to an Investor pursuant to a reorganization or recapitalization of an Investor, (iii) to an Affiliate, (iv) to the partners of an Investor (provided that such holder owns at least 200,000 shares following such distribution) or (v) pursuant to an intervivos transfer to Investor's ancestors or descendants or spouse or to a trustee for their benefit; provided, that the Company receives notice within twenty (20) days following such assignment.

         2.12  Termination of Registration Rights. The registration rights and
               ----------------------------------
related rights granted pursuant to Section 2 shall terminate as to each Holder (and permitted transferee under Section 2.12 above) upon the occurrence of any of the following:

         (a) Following the Company's first registered offering to the public, at such time as all Restricted Securities held by such Investor or permitted transferee can be sold within a given six (6) month period without compliance with the registration requirements of the Securities Act pursuant to Rule 144 (or its successor provision); or

         (b)   Eight (8) years from the date of this Agreement.

         2.13  "Market Stand-Off" Agreement. Any Holder of more than one percent
                ---------------------------
(1%) of the outstanding Common Stock of the Company (determined in the manner of Section 3.1(b)), if required by the Company and an underwriter of Common Stock (or other securities) of the Company, shall agree not to sell or otherwise transfer or dispose of any Common Stock (or other securities) of the Company held by such Holder during the period not to exceed one hundred and eighty (180) days as requested by the managing underwriter following the effective date of the first registration statement of the Company filed under the Securities Act, provided that all officers, directors of the Company and holders of one percent (1%) or more of the Company's outstanding shares enter into similar agreements. Such agreement shall be in writing in the form satisfactory to the Company and such underwriter. The Company may impose a stop-transfer instruction with respect to the shares (or other securities) subject to the foregoing restriction until the end of such period.


                                   SECTION 3

                       NEW ISSUANCE RIGHT OF FIRST REFUSAL
                       -----------------------------------

         3.1   Right.
               -----

         (a) If, at any time prior to the expiration of the period set forth in Section 3.6 below, the Company should desire to issue any Securities in a transaction not registered under the Securities Act, it shall give each Investor the first right to purchase such Investor's Pro Rata Share (as defined below), of all of such Securities on the same terms and same price as the Company is willing to sell such Securities to any other person. Such Investor's "Pro Rata Share" of the Securities shall be equal to that percentage of the outstanding Common Stock of the Company held by such Investor, on the date of the Company's written notification referred to in Section 3.2 below.

         (b) For purposes of this Section 3.1, the Common Stock of the Company held by such Investor shall be adjusted for stock dividends, stock splits, stock combinations, recapitalizations and the like, and shall be deemed to include shares of Common Stock issued or issuable upon conversion of the Preferred Stock or any other stock of the Company on an as-converted basis.

         3.2   Notification. Prior to any sale or issuance by the Company of any
               ------------
Securities, the Company shall notify each Investor, in writing, of its intention to sell and issue such securities, setting forth in reasonable detail the terms, price and description under which it proposes to make such sale. Within fifteen
(15) days there after, Investor shall notify the Company whether Investor exercises Investor's option and elects to purchase such Investor's Pro Rata Share (or any part thereof) of the Securities so offered.

         3.3   Waiver. If, within fifteen (15) days after the Company gives
               ------
notice pursuant to Section 3.2 above, the Investor does not notify the Company that such Investor desires to purchase all of its Pro Rata Share of the Securities described in such notice upon the terms and conditions set forth therein, the Company may, during a period of ninety (90) days following the end of such fifteen (15) day period, sell and issue such Securities as to which Investor does not indicate a desire to purchase to another person upon the same terms and conditions as those set forth in the notice to Investor but at a price at least as great as the price offered to the Investors; provided, that failure by the Investor to exercise its option to purchase with respect to one offering, sale and issuance shall not affect its option to purchase Securities in any subsequent offering, sale and purchase. In the event the Company has not sold the Securities, or entered into a binding agreement to sell the Securities, within such ninety (90) day period, the Company shall not thereafter issue or sell any Securities without first offering such securities to Investor in the manner provided above.

         3.4   Issuance. If an Investor gives the Company notice that such
               --------
Investor desires to purchase any of the Securities offered by the Company, payment for the Securities shall be by check or wire transfer, against delivery of the Securities at the executive offices of the Company within ten (10) days after giving the Company such notice, or if later, the closing date for the sale of such Securities. The Company shall take all such action as may be required by any regulatory authority in connection with the exercise by Investor of the right to purchase Securities as set forth in this Section 3, but the right of an Investor is subject to the Company's reasonable compliance with regulatory requirements.

         3.5   Excluded Securities. The right of first refusal contained in this
               -------------------
Section 3 shall not apply to the following: (a) the issuance by the Company of
(i) up to 6,000,000 shares of Common Stock to officers, directors, or employees of, or consultants or contractors to, the Company pursuant to a stock grant, option plan or purchase plan or other stock incentive program approved by the Company's Board of Directors of such person, (ii) any shares held by employees or consultants which were repurchased and reissued by the Company and (iii) any additional shares unanimously approved by the Board of Directors; (b) the issuance of Securities in connection with the acquisition of a third party, by merger, acquisition of more than fifty-one percent (51%) of the outstanding shares or substantially all of the assets of such third party; (c) the issuance of Common Stock of the Company upon conversion of the Preferred or upon conversion or exercise of any security which was not subject to the right of first refusal set forth in this Section 3 or for which the right of first refusal was not exercised; or (d) the issuance of Securities pursuant to any bank financing or leasing arrangements.

         3.6   Termination. The right of first refusal contained in this Section
               -----------
3 shall terminate as to an Investor upon the earlier of: (i) the time when such Investor ceases to own 100,000 shares of Common Stock (determined in the manner contemplated by Section 3.1(b) above); (ii) the closing of the Company's first underwritten public offering registered under the Securities Act; or (iii) eight
(8) years after the date of this Agreement.

         3.7   Assignment. The rights specified in this Section 3 may not be
               ----------
assigned except: (i) to a purchaser of more than 200,000 shares of Common Stock (as determined in the manner contemplated by Section 3.1(b) above); (ii) to an Affiliate; (iii) to a successor entity to an Investor pursuant to a reorganization or recapitalization of an Investor; (iv) to the partners of an Investor (provided that such holder owns at least 200,000 shares following such distribution) or (v) pursuant to an intervivos transfer to Investor's ancestors or descendants or spouse or to a trustee for their benefit; provided, that the Company receives notice within twenty (20) days following such assignment.

                                   SECTION 4

                              FINANCIAL INFORMATION
                              ---------------------

         4.1   Financial Information. The Company will mail the following
               ---------------------
reports to Investor:

         (a) Within 90 days after the end of each fiscal year, consolidated balance sheets of the Company and its subsidiaries, if any, as of the end of such fiscal year, and consolidated statements of income and consolidated statements of changes financial position of the Company and its subsidiaries, if any, for such year, prepared in accordance with generally accepted accounting principles, all in reasonable detail and audited by independent public accountants selected by the Company; and

         (b) As soon as practicable after the end of the first, second and third quarterly accounting periods in each fiscal year, and in any event within forty-fifty (45) days thereafter, consolidated balance sheets of the Company and its subsidiaries, if any, as of the end of each such quarterly period, and period and for the current fiscal year to day, prepared in accordance with generally accepted accounting principles (without footnotes) together with a comparison of such statements to the Company's operating plan then in effect to be prepared under Section 4.2 and to the prior fiscal year, together with operational and financial highlights.

         4.2   Operating Plan. Within a reasonable time after the commencement
               --------------
of each fiscal year, the Company will furnish Investor with the Company's budget and operating plan (including projected balance sheets and profit and loss and cash flow statements) for such fiscal year.

         4.3   Visitation Rights. Investor shall have the right to visit and
               -----------------
inspect any of the properties of the Company of any of its subsidiaries, including its and their books of account, and to discuss its and their affairs, finances and accounts with its and their officers, all at such reasonable times and upon reasonable notice and as often as may be reasonably requested; provided, however, that the Company shall not be required at any time to disclose (i) any manufacturing or trade secret or secret process, or any information or data classified by the United States government, or (ii) other data the disclosure of which the Board of Directors of the Company reasonably believes may adversely affect the business of the Company. All confidential information obtained by Investor or its representative shall be kept confidential, shall not be disclosed to any third party and shall not be used by Investor for any purpose except for evaluation of Investor's equity investment in the Company.

         4.4   Assignment. The rights granted pursuant to Section 4.1, 4.2 and
               ----------
4.3 may be assigned by Investor (i) to a third party who acquires at least 200,000 shares of Common Stock of the Company (as adjusted for any stock splits, consolidations and the like) from Investor and who is not a competitor, or affiliated in any manner with a competitor, of the Company or (ii) to a successor entity to Investor pursuant to a reorganization of Investor; provided that the Company receives notice within twenty (20) days of such assignment.

         4.5   Termination. The covenants set forth in Sections 4.1 through 4.3
               -----------
shall terminate on and be of no further force or effect (i) upon the consummation of the Company's sale of its Common Stock in an underwritten public offering pursuant to an effective registration statement filed under the Securities Act; or (ii) as to any Investor when such Investor no longer holds at least 100,000 shares of Common Stock of the Company (determined in the amount of Section 3.1(b)).

                                   SECTION 5

                                  MISCELLANEOUS
                                  -------------

         5.1   Governing Law. This Agreement shall be governed in all respects
               -------------
by the laws of the State of California.

         5.2   Survival. The representations, warranties, covenants and
               --------
agreements made herein shall survive any investigation made by any Investor and the closing of the transactions contemplated hereby.

         5.3   Successors and Assigns. Except as otherwise provided herein, the
               ----------------------
provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

         5.4   Entire Agreement; Amendment.
               ---------------------------

         (a) This Agreement and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof. This Agreement may only be amended or waived by a writing signed by all parties to this Agreement; provided, however, that holders of a majority of the Preferred Stock and the
--------  -------
Conversion Shares held by the Investors acting together may waive or amend, on behalf of all Investors, any provisions hereof benefitting Investors so long as the effect thereof will be that all such Investors will be treated equally.

         (b) The Company may add additional parties to this Agreement and to Exhibit A under this Agreement who execute counterparts of, or agree to be bound by, this Agreement, in connection with future Preferred Agreements, and such parties shall be treated as Investors in all respects; provided, that the Company shall provide prompt notice of such change to the Investors.

         5.5   Notices, Etc. All notices and other communications required or
               ------------
permitted hereunder shall be in writing and shall be mailed by registered or certified mail, postage prepaid, or otherwise delivered by hand or by messenger, addressed (a) if to an Investor, at such Investor's address set forth on Exhibit
                                                                         -------
A, or at such other address as Investor shall have furnished to the Company in
-
writing, or (b) if to any other holder of any Restricted Securities, at such address as such holder shall have furnished the Company in writing, or, until any such holder so furnishes an address to the Company, then to and at the address of the last holder of such Restricted Securities who has so furnished an address to the Company, or (c) if to the Company, one copy should be sent to its address set forth on the cover page of this Agreement and addressed to the attention of the Corporate Secretary, or at such other address as the Company shall have furnished to the Investors. If notice is provided by mail, notice shall be deemed to be given upon proper deposit in the mail (and if outside the United States, sent by airmail).

         5.6   Delay or Omissions. No delay or omission to exercise any right,
               ------------------
power or remedy accruing to any holder of any Restricted Securities upon any breach or default of the

Company under this Agreement, shall impair any such right, power or remedy of such holder nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any holder of any breach or default under this Agreement, or any waiver on the part of any holder of any provisions or conditions of this agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing or as provided in Section 4.5 of this Agreement. All remedies, either under this Agreement, or by law or otherwise afforded to any holder, shall be cumulative and not alternative.

          5.7  Expenses. Except as provided in Section 2, the Company and each
               --------
Investor shall bear its own expenses and legal fees incurred on its behalf with respect to this Agreement and the transactions contemplated hereby.

          5.8  Counterparts. This Agreement may be executed in any number of
               ------------
counterparts, all of which together shall constitute one instrument, and each of which may be executed by less than all of the parties to this Agreement.

          5.9  Severability. In the event that any provision of this Agreement
               ------------
becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that no such severability shall be effective if it materially changes the economic benefit of this Agreement to any party.

     The foregoing agreement is hereby executed as of the date first above written.

INVESTORS:                               COMPANY:

                                              INTERVIDEO, INC.




By:_______________________                       By:____________________________

                                    EXHIBIT A

                               PREFERRED INVESTORS
                               -------------------

Existing Holders:
----------------

                                             Number of               Number of              Number of
                                             Shares of               Shares of              Shares of
Name and Address                             Series A  Preferred     Series B Preferred     Series C Preferred
----------------                             --------------------    -------------------    ------------------
Spot Master Investment Limited                    5,000,000
#3 Lane 60, Chiu-Kang ST.
Mucha, Wenshan Dist.
Taipei, Taiwan R.O.C.

Ming-Kai Tsai                                                              800,000
No. 16-3, Chu Chun 2/nd/ Road
Hsin-Chu City, Taiwan R.O.C.

K. N. Chang                                                                200,000
11F, No. 1 Lane
240 Kwon-Fu S. Road
Taipei, Taiwan R.O.C.



Additional Investors:
---------------------


Azam Corporation                                                                                    75,000
1333 Lawrence Expressway, #201
Santa Clara, CA  95051

Leadtek Research Inc.                                                                              100,000
18F, No. 166, Chien-Yi Road
Chung-Ho City
Taipei Hsien, Taiwan, ROC
ATTN:  K. S. Lu

Maxson Holdings Limited                                                                            100,000
2170 Century Park East, #704S
Los Angeles, CA  90067

Nichimen America, Inc.                                                                             100,000
222 N. LaSalle Street, Suite 999
Chicago, Illinois  60601
ATTN:  Ryuji Ishikawa

Richmond Holdings Global Limited                                                                   115,000
20C, 60 Tun Hua South Road
Sec.2, Taipei
Taiwan, R.O.C.

Teraokakosan, Ltd.                                                                                   12,500
1-3-8 Niitaka,
Yodogawa-ku
Osaka, Japan  532-0033
ATTN:  Tatsuhiko Terada

Chieh & Lily Chang Living Trust                                                                      50,000
375 Pepper Avenue
Hillsborough, CA  94010
ATTN:  Chieh Chang

The Sternheim Trust UDT 12/22/98                                                                    400,000
3489 S. Court Street
Palo Alto, CA  94306
ATTN: E. Sternheim

Chen Hwa Chang                                                                                       50,000
6F, #7, Lane 311, Alley 43, Sec. 2
Hoping E. Road
Taipei, Taiwan, R.O.C.
c/o Joe Liu
-----------
40743 Rainwater Ct.
Fremont, CA  94539

K. S. Chay                                                                                           50,000
203 Wing A.
Henderson Industrial Park
Singapore  15954

Martin Cooper                                                                                        50,000
100 Via De La Valle
Del Mar, CA  92014

Chia Kok Hua                                                                                         25,000
Blk 257 Bishan ST22 #07-323
Singapore,  347780

Ryuzo Kobayashi                                                                                      25,000
9-34 Rokurokuso-cho,
Ashiya-shi
Hyogo, Japan  659-0011

Yoichi Kuga                                                                                          12,500
8-1 Krekawa-cho,
Ahiya-shi
Hyogo, Japan  659-0051

Hideo Magata                                                                                         12,500
3-6-18 Matsuzaki-cho
Abeno-Ku
Osaka, Japan  545-0053

Kenji Niwa                                                                                           12,500
1-22 Manchidani-cho,
Nishinomiya-shi
Hyogo, Japan  659-0011

Tsutomu Ogishi                                                                                       25,000
1532 San Gabriel Way
San Jose, CA  95125

Kotaro Seto                                                                                          12,500
4-17 Yamate-cho,
Ashiya-shi
Hyogo, Japan  659-0096

Shinji Shiotani                                                                                      12,500
3-22-11 Midorigaoka,
Toyonaka-shi
Osaka, Japan  531-0071

James R. Tomihiro                                                                                    25,000
5984 Gleneagles Circle
San Jose, CA  95138

Doug Tsui                                                                                            50,000
972 Michelangelo Drive
Sunnyvale, CA  94087

Yao Wu                                                                                               35,000
310 Zhang Yang Road
Building #10, Room #501
Pudong, Shanghai
China
c/o Jeffrey Yao
---------------
1572 Mallard Way
Sunnyvale, CA  94087

Nichmen Electronic Components Corporation
Hokoku Bldg., 9F, 6-8,
Nakatsu 1-chome
Kita-Ku, Osaka 531-0071
Japan

                                INTERVIDEO, INC.

                   AMENDMENT NO. 1 TO THE AMENDED AND RESTATED
                           INVESTORS RIGHTS AGREEMENT

     This Amendment No. 1 (the "Amendment") to the Amended and Restated Investor's Rights Agreement dated as of July 2, 1999 (the "Agreement"), attached as Exhibit I, is made as of this ______ day of March 2000 by and among
   ---------
InterVideo, Inc., a California corporation (the "Company"), the persons listed on Exhibit A to the Agreement under the captions "Existing Holders" and
   ---------
"Additional Investors" (collectively, the "Existing Investors"), and the additional individuals and/or entities listed on Exhibit II (the "New
                                                 ----------
Investors"). The New Investors and the Existing Investors are collectively referred to as "Investors" for the purposes of the Agreement, as amended.

                                    RECITALS
                                    --------

     A.  The Company desires for those New Investors listed on Exhibit II under
                                                               ----------
the caption "New Investors" to purchase the Company's Series D Preferred Stock pursuant to the Series D Preferred Stock Purchase Agreement of even date (as defined herein).

     B. As a condition thereof and to induce such investment, the Company and the Existing Investors are willing to enter into this Agreement.

     In consideration of the foregoing premises and the promises and covenants contained herein, the parties agree as follows:

     1.  Additional Parties to the Agreement
         -----------------------------------

         The New Investors hereby enter into and become parties to the Agreement. Exhibit A to the Agreement is amended to include the New Investors on
           ---------
Exhibit II to this Amendment and to add the number of shares of Preferred Stock
----------
pursuant to this Amendment for all Investors.

     2.  Waiver
         ------

         With regard to the Series D Preferred Financing in connection with which this Amendment No. 1 is being executed, the Existing Investors executing this Amendment No. 1, on behalf of all Existing Investors, hereby waive notice and compliance by the Company of the provisions under Section 3 of the Agreement.

     3.  Effect of Amendment
         -------------------

         Section 3.5 of the Agreement is amended by deleting the word "or" which appears before subsection (d) and adding the following at the end of subsection
(d):

         "or (e) the issuance of Securities pursuant to a joint venture, research, development or product distribution agreement, licensing or a strategic relationship approved by the Board of Directors."

         Except as amended as set forth above, the Agreement shall continue in full force and effect.

     4.  Counterparts
         ------------

         This Amendment may be executed in any number of counterparts, all of which together shall constitute one instrument, and each of which may be executed by less than all of the Investors, each of which shall be enforceable against Company and all Investors once this Amendment has been executed by the Company, the Existing Investors holding a majority of the shares listed on Exhibit A to the Agreement, and all of the New Investors listed on Exhibit II to
---------                                                          ----------
this Amendment.

         This Amendment is hereby executed as of the date first above written.

EXISTING INVESTOR:                  COMPANY:
_______________________________     INTERVIDEO, INC.


By:____________________________     By:______________________________


Title:_________________________     Title:___________________________


_______________________________
Print Investor Name


NEW INVESTOR:


By:____________________________


Title:_________________________


_______________________________
Print Investor Name

                                    EXHIBIT I
                                    ---------

                 AMENDED AND RESTATED INVESTORS RIGHTS AGREEMENT

                                   EXHIBIT II
                                   ----------

                                  NEW INVESTORS

--------------------------------------------------------------------------------
  Name                                                    Shares
                                                          Issued
================================================================================

  Cardamon Class Ltd.                                    250,000
--------------------------------------------------------------------------------
  Wei Min Chang                                           10,000
--------------------------------------------------------------------------------
  Joey Chen                                               20,000
--------------------------------------------------------------------------------
  Chen Yi-Chen                                            25,000
--------------------------------------------------------------------------------
  Cheng, Chi Chen                                         25,000
--------------------------------------------------------------------------------
  Brian Chong                                             20,000
--------------------------------------------------------------------------------
  Chuang Chien-Chih                                        5,000
--------------------------------------------------------------------------------
  Concord III Venture Capital                             50,000
--------------------------------------------------------------------------------
  Concord VI Venture Capital Co., Ltd.                    50,000
--------------------------------------------------------------------------------
  Concord II Venture Capital Co., Ltd.                    50,000
--------------------------------------------------------------------------------
  Concord IV Venture Co., Ltd.                            50,000
--------------------------------------------------------------------------------
  Concord VII Venture Capital Co., Ltd.                   50,000
--------------------------------------------------------------------------------
  Enrichment Venture Capital Corp.                       150,000
--------------------------------------------------------------------------------
  Fubon Venture Capital Co., Ltd.                         75,000
--------------------------------------------------------------------------------
  Goldman Asset Enterprises Ltd.                         150,000
--------------------------------------------------------------------------------
  Hanbase Technologies, Inc.                             250,000
--------------------------------------------------------------------------------
  Ho, Ai-Tang                                             25,000
--------------------------------------------------------------------------------
  Hsaio, Wei-Jung                                         10,000
--------------------------------------------------------------------------------
  Hsu Shan Ko                                             25,000
--------------------------------------------------------------------------------
  Huang Tsung Ming                                        25,000
--------------------------------------------------------------------------------
  Hung, Ruey-Lin                                          25,000
--------------------------------------------------------------------------------
  Chu Luk Wah Jackson                                     25,000
--------------------------------------------------------------------------------
  Kan Ming Shiang                                         37,500
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  Name                                                         Shares
                                                               Issued
================================================================================
  Victor Kuan                                                   37,500
--------------------------------------------------------------------------------
  Kuo Tai-Yuan                                                   5,000
--------------------------------------------------------------------------------
  Ting-Ching Kuo                                                25,000
--------------------------------------------------------------------------------
  Lee, Chien-Ho                                                 25,000
--------------------------------------------------------------------------------
  Mei-Kuei Leng                                                 12,500
--------------------------------------------------------------------------------
  Alfonse Licata                                                10,000
--------------------------------------------------------------------------------
  Sharming Lin                                                   2,500
--------------------------------------------------------------------------------
  Daniel T Y Ling IRA DTD 4/21/97                               25,000
--------------------------------------------------------------------------------
  Liu, Bi-Lin                                                   25,000
--------------------------------------------------------------------------------
  Paul Liu                                                      25,000
--------------------------------------------------------------------------------
  Yu-Ching Liu                                                  10,000
--------------------------------------------------------------------------------
  Hardy K.C. Lok                                                12,500
--------------------------------------------------------------------------------
  Cheng-Chong Lu                                                10,000
--------------------------------------------------------------------------------
  Steven Lucco                                                  62,500
--------------------------------------------------------------------------------
  Minaji Hashimoto                                              25,000
--------------------------------------------------------------------------------
  Naluwan Corporation                                           20,000
--------------------------------------------------------------------------------
  NCTU Spring Venture Capital Co., Ltd.                         75,000
--------------------------------------------------------------------------------
  Chi-Lei Ni                                                    20,000
--------------------------------------------------------------------------------
  Nority Investment Limited                                    250,000
--------------------------------------------------------------------------------
  Pai, Chin-Chih                                                36,250
--------------------------------------------------------------------------------
  Chun Nan Pai                                                  25,000
--------------------------------------------------------------------------------
  Ping-Yaw Peng                                                 10,000
--------------------------------------------------------------------------------
  Phoenix International Management Holdings Limited            125,000
--------------------------------------------------------------------------------
  Prodeal Investment Co., Ltd.                                  25,000
--------------------------------------------------------------------------------
  Saiyed Atiq Raza and Noreen Tirmizi Raza, Trustees           250,000
  N & A Raza Revocable Trust UAD 3/22/97
--------------------------------------------------------------------------------
  Rajvir Singh                                                 250,000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  Name                                                     Shares
                                                           Issued
================================================================================
  SinoStar Venture Capital Co., Ltd.                         75,000
--------------------------------------------------------------------------------
  The Sternheim E. Trust, UDT 12/22/98                      162,500
--------------------------------------------------------------------------------
  Ta Ya Venture Capital Co., Ltd.                            75,000
--------------------------------------------------------------------------------
  Taiwan Special Opportunities Fund III                     750,000
--------------------------------------------------------------------------------
  TMO Investment Limited Partnership                         25,000
--------------------------------------------------------------------------------
  Frank Tseng                                                12,500
--------------------------------------------------------------------------------
  Tien-Chun Tseng                                            25,000
--------------------------------------------------------------------------------
  Wu Kwei Hwa                                                10,000
--------------------------------------------------------------------------------
  Eng Tai Wu                                                 25,000
--------------------------------------------------------------------------------
  Eric E. Wu                                                 25,000
--------------------------------------------------------------------------------
  Her-Ching Wu                                               12,500
--------------------------------------------------------------------------------
  Jeff Y. Wu                                                 25,000
--------------------------------------------------------------------------------
  TOTAL                                                   4,023,750
--------------------------------------------------------------------------------